Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended March 31, 2019
Reported (GAAP)	$800	$1,541	$2,551	$1,646	$6,538	$2,502	$4,036
Acquisition	—	—	—	(20)	(20)	—	(20)
Currency	166	95	229	8	498	299	199

Organic (Non-GAAP)	$966	$1,636	$2,780	$1,634	$7,016	$2,801	$4,215
MEA cheese business divestiture	—	(33)	—	—	(33)	(33)	—

Revised Organic (Non-GAAP)	$966	$1,603	$2,780	$1,634	$6,983	$2,768	$4,215

For the Three Months Ended March 31, 2018
Reported (GAAP)	$891	$1,542	$2,706	$1,626	$6,765	$2,584	$4,181
Divestitures	—	—	—	—	—	—	—

Organic (Non-GAAP)	$891	$1,542	$2,706	$1,626	$6,765	$2,584	$4,181
MEA cheese business divestiture	—	(31)	—	—	(31)	(31)	—

Revised Organic (Non-GAAP)	$891	$1,511	$2,706	$1,626	$6,734	$2,553	$4,181

% Change
Reported (GAAP)	(10.2)%	(0.1)%	(5.7)%	1.2%	(3.4)%	(3.2)%	(3.5)%
Organic (Non-GAAP)	8.4%	6.1%	2.7%	0.5%	3.7%	8.4%	0.8%
Revised Organic (Non-GAAP)	8.4%	6.1%	2.7%	0.5%	3.7%	8.4%	0.8%

Schedule 1.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Twelve Months Ended December 31, 2018
Reported (GAAP)	$3,202	$5,729	$10,122	$6,885	$25,938	$9,659	$16,279
Acquisition	—	—	—	(52)	(52)	—	(52)
Currency	493	74	(228)	4	343	604	(261)

Organic (Non-GAAP)	$3,695	$5,803	$9,894	$6,837	$26,229	$10,263	$15,966
MEA cheese business divestiture	—	(126)	—	—	(126)	(126)	—

Revised Organic (Non-GAAP)	$3,695	$5,677	$9,894	$6,837	$26,103	$10,137	$15,966

For the Twelve Months Ended December 31, 2017
Reported (GAAP)	$3,566	$5,739	$9,794	$6,797	$25,896	$9,707	$16,189
Divestitures	—	(133)	(137)	—	(270)	—	(270)

Organic (Non-GAAP)	$3,566	$5,606	$9,657	$6,797	$25,626	$9,707	$15,919
MEA cheese business divestiture	—	(132)	—	—	(132)	(132)	—

Revised Organic (Non-GAAP)	$3,566	$5,474	$9,657	$6,797	$25,494	$9,575	$15,919

% Change
Reported (GAAP)	(10.2)%	(0.2)%	3.3%	1.3%	0.2%	(0.5)%	0.6%
Organic (Non-GAAP)	3.6%	3.5%	2.5%	0.6%	2.4%	5.7%	0.3%
Revised Organic (Non-GAAP)	3.6%	3.7%	2.5%	0.6%	2.4%	5.9%	0.3%

Schedule 1.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended December 31, 2018
Reported (GAAP)	$763	$1,429	$2,752	$1,829	$6,773	$2,441	$4,332
Acquisition	—	—	—	(22)	(22)	—	(22)
Currency	172	74	128	9	383	283	100

Organic (Non-GAAP)	$935	$1,503	$2,880	$1,816	$7,134	$2,724	$4,410
MEA cheese business divestiture	—	(34)	—	—	(34)	(34)	—

Revised Organic (Non-GAAP)	$935	$1,469	$2,880	$1,816	$7,100	$2,690	$4,410

For the Three Months Ended December 31, 2017
Reported (GAAP)	$900	$1,449	$2,816	$1,801	$6,966	$2,557	$4,409
Divestitures	—	(4)	(2)	—	(6)	—	(6)

Organic (Non-GAAP)	$900	$1,445	$2,814	$1,801	$6,960	$2,557	$4,403
MEA cheese business divestiture	—	(33)	—	—	(33)	(33)	—

Revised Organic (Non-GAAP)	$900	$1,412	$2,814	$1,801	$6,927	$2,524	$4,403

% Change
Reported (GAAP)	(15.2)%	(1.4)%	(2.3)%	1.6%	(2.8)%	(4.5)%	(1.7)%
Organic (Non-GAAP)	3.9%	4.0%	2.3%	0.8%	2.5%	6.5%	0.2%
Revised Organic (Non-GAAP)	3.9%	4.0%	2.3%	0.8%	2.5%	6.6%	0.2%

Schedule 1.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended September 30, 2018
Reported (GAAP)	$774	$1,398	$2,361	$1,755	$6,288	$2,325	$3,963
Acquisition	—	—	—	(23)	(23)	—	(23)
Currency	176	68	71	8	323	266	57

Organic (Non-GAAP)	$950	$1,466	$2,432	$1,740	$6,588	$2,591	$3,997
MEA cheese business divestiture	—	(29)	—	—	(29)	(29)	—

Revised Organic (Non-GAAP)	$950	$1,437	$2,432	$1,740	$6,559	$2,562	$3,997

For the Three Months Ended September 30, 2017
Reported (GAAP)	$908	$1,405	$2,442	$1,775	$6,530	$2,444	$4,086
Divestitures	—	(4)	(14)	—	(18)	—	(18)

Organic (Non-GAAP)	$908	$1,401	$2,428	$1,775	$6,512	$2,444	$4,068
MEA cheese business divestiture	—	(30)	—	—	(30)	(30)	—

Revised Organic (Non-GAAP)	$908	$1,371	$2,428	$1,775	$6,482	$2,414	$4,068

% Change
Reported (GAAP)	(14.8)%	(0.5)%	(3.3)%	(1.1)%	(3.7)%	(4.9)%	(3.0)%
Organic (Non-GAAP)	4.6%	4.6%	0.2%	(2.0)%	1.2%	6.0%	(1.7)%
Revised Organic (Non-GAAP)	4.6%	4.8%	0.2%	(2.0)%	1.2%	6.1%	(1.7)%

Schedule 1.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended June 30, 2018
Reported (GAAP)	$774	$1,360	$2,303	$1,675	$6,112	$2,309	$3,803
Acquisition	—	—	—	(7)	(7)	—	(7)
Currency	106	(10)	(116)	(6)	(26)	104	(130)

Organic (Non-GAAP)	$880	$1,350	$2,187	$1,662	$6,079	$2,413	$3,666
MEA cheese business divestiture	—	(32)	—	—	(32)	(32)	—

Revised Organic (Non-GAAP)	$880	$1,318	$2,187	$1,662	$6,047	$2,381	$3,666

For the Three Months Ended June 30, 2017
Reported (GAAP)	$848	$1,394	$2,171	$1,573	$5,986	$2,304	$3,682
Divestitures	—	(66)	(44)	—	(110)	—	(110)

Organic (Non-GAAP)	$848	$1,328	$2,127	$1,573	$5,876	$2,304	$3,572
MEA cheese business divestiture	—	(33)	—	—	(33)	(33)	—

Revised Organic (Non-GAAP)	$848	$1,295	$2,127	$1,573	$5,843	$2,271	$3,572

% Change
Reported (GAAP)	(8.7)%	(2.4)%	6.1%	6.5%	2.1%	0.2%	3.3%
Organic (Non-GAAP)	3.8%	1.7%	2.8%	5.7%	3.5%	4.7%	2.6%
Revised Organic (Non-GAAP)	3.8%	1.8%	2.8%	5.7%	3.5%	4.8%	2.6%

Schedule 1.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended March 31, 2018
Reported (GAAP)	$891	$1,542	$2,706	$1,626	$6,765	$2,584	$4,181
Currency	39	(58)	(311)	(7)	(337)	(49)	(288)

Organic (Non-GAAP)	$930	$1,484	$2,395	$1,619	$6,428	$2,535	$3,893
MEA cheese business divestiture	—	(31)	—	—	(31)	(31)	—

Revised Organic (Non-GAAP)	$930	$1,453	$2,395	$1,619	$6,397	$2,504	$3,893

For the Three Months Ended March 31, 2017
Reported (GAAP)	$910	$1,491	$2,365	$1,648	$6,414	$2,402	$4,012
Divestitures	—	(59)	(77)	—	(136)	—	(136)

Organic (Non-GAAP)	$910	$1,432	$2,288	$1,648	$6,278	$2,402	$3,876
MEA cheese business divestiture	—	(36)	—	—	(36)	(36)	—

Revised Organic (Non-GAAP)	$910	$1,396	$2,288	$1,648	$6,242	$2,366	$3,876

% Change
Reported (GAAP)	(2.1)%	3.4%	14.4%	(1.3)%	5.5%	7.6%	4.2%
Organic (Non-GAAP)	2.2%	3.6%	4.7%	(1.8)%	2.4%	5.5%	0.4%
Revised Organic (Non-GAAP)	2.2%	4.1%	4.7%	(1.8)%	2.5%	5.8%	0.4%

Schedule 1.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Twelve Months Ended December 31, 2017
Reported (GAAP)	$3,566	$5,739	$9,794	$6,797	$25,896	$9,707	$16,189
Divestitures	—	(133)	(137)	—	(270)	—	(270)
Acquisition	—	—	(59)	—	(59)	—	(59)
Currency	(62)	99	(96)	(18)	(77)	(19)	(58)

Organic (Non-GAAP)	$3,504	$5,705	$9,502	$6,779	$25,490	$9,688	$15,802
MEA cheese business divestiture	—	(132)	—	—	(132)	(132)	—

Revised Organic (Non-GAAP)	$3,504	$5,573	$9,502	$6,779	$25,358	$9,556	$15,802

For the Twelve Months Ended December 31, 2016
Reported (GAAP)	$3,392	$5,816	$9,755	$6,960	$25,923	$9,357	$16,566
Divestitures	(8)	(261)	(371)	(13)	(653)	(10)	(643)

Organic (Non-GAAP)	$3,384	$5,555	$9,384	$6,947	$25,270	$9,347	$15,923
MEA cheese business divestiture	—	(161)	—	—	(161)	(161)	—

Revised Organic (Non-GAAP)	$3,384	$5,394	$9,384	$6,947	$25,109	$9,186	$15,923

% Change
Reported (GAAP)	5.1%	(1.3)%	0.4%	(2.3)%	(0.1)%	3.7%	(2.3)%
Organic (Non-GAAP)	3.5%	2.7%	1.3%	(2.4)%	0.9%	3.6%	(0.8)%
Revised Organic (Non-GAAP)	3.5%	3.3%	1.3%	(2.4)%	1.0%	4.0%	(0.8)%

Schedule 2.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2019
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,538	$2,593	39.7%	$1,036	15.8%
Simplify to Grow Program	—	21		70
Mark-to-market (gains)/losses from derivatives	—	(17)		(16)
Divestiture-related costs	—	—		(1)
Remeasurement of net monetary position	—	—		2
CEO transition remuneration	—	—		3

Adjusted (Non-GAAP)	$6,538	$2,597	39.7%	$1,094	16.7%
Operating income from MEA cheese business divestiture	(33)	(6)		(4)

Revised Adjusted (Non-GAAP)	$6,505	$2,591	39.8%	$1,090	16.8%

Currency		190		87

Revised Adjusted @ Constant FX (Non-GAAP)		$2,781		$1,177

	For the Three Months Ended March 31, 2018
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,765	$2,849	42.1%	$1,224	18.1%
Simplify to Grow Program	—	23		114
Mark-to-market (gains)/losses from derivatives	—	(206)		(206)
Acquisition integration costs	—	—		1
Divestiture-related costs	—	—		(3)
CEO transition remuneration	—	—		4
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,765	$2,666	39.4%	$1,133	16.7%
Operating income from MEA cheese business divestiture	(31)	(7)		(6)

Revised Adjusted (Non-GAAP)	$6,734	$2,659	39.5%	$1,127	16.7%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$(256)		$(188)
$ Change - Adjusted (Non-GAAP)		(69)		(39)
$ Change - Revised Adjusted (Non-GAAP)		(68)		(37)
$ Change - Revised Adjusted @ Constant FX (Non-GAAP)		122		50
% Change - Reported (GAAP)		(9.0)%		(15.4)%
% Change - Adjusted (Non-GAAP)		(2.6)%		(3.4)%
% Change - Revised Adjusted (Non-GAAP)		(2.6)%		(3.3)%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		4.6%		4.4%

Schedule 2.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2018
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$25,938	$10,352	39.9%	$3,312	12.8%
Simplify to Grow Program	—	189		626
Intangible asset impairment charges	—	—		68
Mark-to-market (gains)/losses from derivatives	—	(140)		(141)
Acquisition integration costs	—	—		3
Acquisition-related costs	—	—		13
Divestiture-related costs	—	—		(1)
Remeasurement of net monetary position	—	—		11
Impact of pension participation changes	—	—		423
Impacts from resolution of tax matters	—	(1)		(15)
CEO transition remuneration	—	—		22
Rounding	—	1		—

Adjusted (Non-GAAP)	$25,938	$10,401	40.1%	$4,321	16.7%
Operating income from MEA cheese business divestiture	(126)	(28)		(19)

Revised Adjusted (Non-GAAP)	$25,812	$10,373	40.2%	$4,302	16.7%

Currency		128		55

Revised Adjusted @ Constant FX (Non-GAAP)		$10,501		$4,357

	For the Twelve Months Ended December 31, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$25,896	$10,034	38.7%	$3,462	13.4%
Simplify to Grow Program	—	61		777
Intangible asset impairment charges	—	—		109
Mark-to-market (gains)/losses from derivatives	—	96		96
Malware incident incremental expenses	—	62		84
Acquisition integration costs	—	—		3
Divestiture-related costs	—	2		31
Operating income from divestitures	(270)	(79)		(61)
(Gain)/loss on divestitures	—	—		(186)
Impacts from resolution of tax matters	—	—		(209)
CEO transition remuneration	—	—		14
Rounding	—	1		(1)

Adjusted (Non-GAAP)	$25,626	$10,177	39.7%	$4,119	16.1%
Operating income from MEA cheese business divestiture	(132)	(39)		(31)

Revised Adjusted (Non-GAAP)	$25,494	$10,138	39.8%	$4,088	16.0%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$318		$(150)
$ Change - Adjusted (Non-GAAP)		224		202
$ Change - Revised Adjusted (Non-GAAP)		235		214
$ Change - Revised Adjusted @ Constant FX (Non-GAAP)		363		269
% Change - Reported (GAAP)		3.2%		(4.3)%
% Change - Adjusted (Non-GAAP)		2.2%		4.9%
% Change - Revised Adjusted (Non-GAAP)		2.3%		5.2%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		3.6%		6.6%

Schedule 2.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended December 31, 2018
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,773	$2,549	37.6%	$870	12.8%
Simplify to Grow Program	—	121		194
Mark-to-market (gains)/losses from derivatives	—	40		40
Acquisition integration costs	—	—		1
Acquisition-related costs	—	—		(1)
Divestiture-related costs	—	—		2
Remeasurement of net monetary position	—	—		(2)
Impact of pension participation changes	—	—		15
Impacts from resolution of tax matters	—	(1)		(26)
CEO transition remuneration	—	—		4
Rounding	—	1		(1)

Adjusted (Non-GAAP)	$6,773	$2,710	40.0%	$1,096	16.2%
Operating income from MEA cheese business divestiture	(34)	(7)		(5)

Revised Adjusted (Non-GAAP)	$6,739	$2,703	40.1%	$1,091	16.2%

Currency		155		74

Revised Adjusted @ Constant FX (Non-GAAP)		$2,858		$1,165

	For the Three Months Ended December 31, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,966	$2,653	38.1%	$830	11.9%
Simplify to Grow Program	—	22		192
Mark-to-market (gains)/losses from derivatives	—	27		27
Malware incident incremental expenses	—	20		30
Acquisition integration costs	—	—		1
Divestiture-related costs	—	(1)		9
Operating income from divestitures	(6)	(3)		(1)
(Gain)/loss on divestitures	—	—		(2)
Impacts from resolution of tax matters	—	—		(8)
CEO transition remuneration	—	—		14
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,960	$2,718	39.1%	$1,091	15.7%
Operating income from MEA cheese business divestiture	(33)	(6)		(6)

Revised Adjusted (Non-GAAP)	$6,927	$2,712	39.2%	$1,085	15.7%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$(104)		$40
$ Change - Adjusted (Non-GAAP)		(8)		5
$ Change - Revised Adjusted (Non-GAAP)		(9)		6
$ Change - Revised Adjusted @ Constant FX (Non-GAAP)		146		80
% Change - Reported (GAAP)		(3.9)%		4.8%
% Change - Adjusted (Non-GAAP)		(0.3)%		0.5%
% Change - Revised Adjusted (Non-GAAP)		(0.3)%		0.6%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		5.4%		7.4%

Schedule 2.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2018
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,288	$2,414	38.4%	$737	11.7%
Simplify to Grow Program	—	25		139
Intangible asset impairment charges	—	—		68
Mark-to-market (gains)/losses from derivatives	—	114		112
Acquisition integration costs	—	—		(1)
Acquisition-related costs	—	—		1
Remeasurement of net monetary position	—	—		13
CEO transition remuneration	—	—		4
Rounding	—	—		1

Adjusted (Non-GAAP)	$6,288	$2,553	40.6%	$1,074	17.1%
Operating income from MEA cheese business divestiture	(29)	(8)		(6)

Revised Adjusted (Non-GAAP)	$6,259	$2,545	40.7%	$1,068	17.1%

Currency		127		60

Revised Adjusted @ Constant FX (Non-GAAP)		$2,672		$1,128

	For the Three Months Ended September 30, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,530	$2,549	39.0%	$1,171	17.9%
Simplify to Grow Program	—	18		175
Intangible asset impairment charges	—	—		71
Mark-to-market (gains)/losses from derivatives	—	(28)		(28)
Malware incident incremental expenses	—	39		47
Acquisition integration costs	—	—		1
Operating income from divestitures	(18)	(4)		(5)
(Gain)/loss on divestitures	—	—		(187)
Impacts from resolution of tax matters	—	—		(155)
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,512	$2,574	39.5%	$1,089	16.7%
Operating income from MEA cheese business divestiture	(30)	(10)		(7)

Revised Adjusted (Non-GAAP)	$6,482	$2,564	39.6%	$1,082	16.7%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$(135)		$(434)
$ Change - Adjusted (Non-GAAP)		(21)		(15)
$ Change - Revised Adjusted (Non-GAAP)		(19)		(14)
$ Change - Revised Adjusted @ Constant FX (Non-GAAP)		108		46
% Change - Reported (GAAP)		(5.3)%		(37.1)%
% Change - Adjusted (Non-GAAP)		(0.8)%		(1.4)%
% Change - Revised Adjusted (Non-GAAP)		(0.7)%		(1.3)%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		4.2%		4.3%

Schedule 2.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2018
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,112	$2,540	41.6%	$481	7.9%
Simplify to Grow Program	—	20		179
Mark-to-market (gains)/losses from derivatives	—	(88)		(88)
Acquisition integration costs	—	—		2
Acquisition-related costs	—	—		13
Impact of pension participation changes	—	—		408
Impacts from resolution of tax matters	—	—		11
CEO transition remuneration	—	—		10
Rounding	—	—		2

Adjusted (Non-GAAP)	$6,112	$2,472	40.4%	$1,018	16.7%
Operating income from MEA cheese business divestiture	(32)	(6)		(2)

Revised Adjusted (Non-GAAP)	$6,080	$2,466	40.6%	$1,016	16.7%

Currency		(21)		(10)

Revised Adjusted @ Constant FX (Non-GAAP)		$2,445		$1,006

	For the Three Months Ended June 30, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$5,986	$2,314	38.7%	$636	10.6%
Simplify to Grow Program	—	12		199
Intangible asset impairment charges	—	—		38
Mark-to-market (gains)/losses from derivatives	—	46		46
Malware incident incremental expenses	—	4		7
Divestiture-related costs	—	1		4
Operating income from divestitures	(110)	(37)		(28)
(Gain)/loss on divestitures	—	—		3
Rounding	—	—		1

Adjusted (Non-GAAP)	$5,876	$2,340	39.8%	$906	15.4%
Operating income from MEA cheese business divestiture	(33)	(10)		(7)

Revised Adjusted (Non-GAAP)	$5,843	$2,330	39.9%	$899	15.4%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$226		$(155)
$ Change - Adjusted (Non-GAAP)		132		112
$ Change - Revised Adjusted (Non-GAAP)		136		117
$ Change - Revised Adjusted @ Constant FX (Non-GAAP)		115		107
% Change - Reported (GAAP)		9.8%		(24.4)%
% Change - Adjusted (Non-GAAP)		5.6%		12.4%
% Change - Revised Adjusted (Non-GAAP)		5.8%		13.0%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		4.9%		11.9%

Schedule 2.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2018
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,765	$2,849	42.1%	$1,224	18.1%
Simplify to Grow Program	—	23		114
Mark-to-market (gains)/losses from derivatives	—	(206)		(206)
Acquisition integration costs	—	—		1
Divestiture-related costs	—	—		(3)
CEO transition remuneration	—	—		4
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,765	$2,666	39.4%	$1,133	16.7%
Operating income from MEA cheese business divestiture	(31)	(7)		(6)

Revised Adjusted (Non-GAAP)	$6,734	$2,659	39.5%	$1,127	16.7%

Currency		(133)		(69)

Revised Adjusted @ Constant FX (Non-GAAP)		$2,526		$1,058

	For the Three Months Ended March 31, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,414	$2,518	39.3%	$825	12.9%
Simplify to Grow Program	—	9		211
Mark-to-market (gains)/losses from derivatives	—	51		51
Acquisition integration costs	—	—		1
Divestiture-related costs	—	2		19
Operating income from divestitures	(136)	(35)		(27)
Impacts from resolution of tax matters	—	—		(46)
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,278	$2,545	40.5%	$1,033	16.5%
Operating income from MEA cheese business divestiture	(36)	(13)		(11)

Revised Adjusted (Non-GAAP)	$6,242	$2,532	40.6%	$1,022	16.4%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$331		$399
$ Change - Adjusted (Non-GAAP)		121		100
$ Change - Revised Adjusted (Non-GAAP)		127		105
$ Change - Revised Adjusted @ Constant FX (Non-GAAP)		(6)		36
% Change - Reported (GAAP)		13.1%		48.4%
% Change - Adjusted (Non-GAAP)		4.8%		9.7%
% Change - Revised Adjusted (Non-GAAP)		5.0%		10.3%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		(0.2)%		3.5%

Schedule 2.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$25,896	$10,034	38.7%	$3,462	13.4%
Simplify to Grow Program	—	61		777
Intangible asset impairment charges	—	—		109
Mark-to-market (gains)/losses from derivatives	—	96		96
Malware incident incremental expenses	—	62		84
Acquisition integration costs	—	—		3
Divestiture-related costs	—	2		31
Operating income from divestitures	(270)	(79)		(61)
(Gain)/loss on divestitures	—	—		(186)
Impacts from resolution of tax matters	—	—		(209)
CEO transition remuneration	—	—		14
Rounding	—	1		(1)

Adjusted (Non-GAAP)	$25,626	$10,177	39.7%	$4,119	16.1%
Operating income from MEA cheese business divestiture	(132)	(39)		(31)

Revised Adjusted (Non-GAAP)	$25,494	$10,138	39.8%	$4,088	16.0%

Currency		(40)		(3)

Revised Adjusted @ Constant FX (Non-GAAP)		$10,098		$4,085

	For the Twelve Months Ended December 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$25,923	$10,104	39.0%	$2,554	9.9%
Simplify to Grow Program	—	91		1,072
Intangible asset impairment charges	—	—		137
Mark-to-market (gains)/losses from derivatives	—	94		94
Acquisition integration costs	—	—		7
Acquisition-related costs	—	—		1
Divestiture-related costs	—	8		86
Operating income from divestitures	(653)	(198)		(153)
(Gain)/loss on divestitures	—	—		(9)
(Income)/costs associated with the JDE coffee business transactions	—	—		(2)
(Gain)/loss on sale of intangible assets	—	—		(15)
Rounding	—	(1)		1

Adjusted (Non-GAAP)	$25,270	$10,098	40.0%	$3,773	14.9%
Operating income from MEA cheese business divestiture	(161)	(54)		(40)

Revised Adjusted (Non-GAAP)	$25,109	$10,044	40.0%	$3,733	14.9%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$(70)		$908
$ Change - Adjusted (Non-GAAP)		79		346
$ Change - Revised Adjusted (Non-GAAP)		94		355
$ Change - Revised Adjusted @ Constant FX (Non-GAAP)		54		352
% Change - Reported (GAAP)		(0.7)%		35.6%
% Change - Adjusted (Non-GAAP)		0.8%		9.2%
% Change - Revised Adjusted (Non-GAAP)		0.9%		9.5%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)		0.5%		9.4%

Schedule 3.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,036	$(17)	$80	$973	$189	19.4%	$(23)	$(113)	$6	$914	$0.63
Simplify to Grow Program	70	—	—	70	19		—	—	—	51	0.03
Mark-to-market (gains)/losses from derivatives	(16)	—	—	(16)	(3)		—	—	—	(13)	(0.01)
Divestiture-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(1)		—	—	—	1	—
Gain on equity method investment transaction	—	—	—	—	(5)		23	—	—	(18)	(0.01)
Equity method investee acquisition-related and other adjustments	—	—	—	—	4		—	(17)	—	13	0.01

Adjusted (Non-GAAP)	$1,094	$(17)	$80	$1,031	$203	19.7%	$—	$(130)	$6	$952	$0.65
Net earnings from MEA cheese business divestiture	(4)	—	—	(4)	—		—	—	—	(4)	—

Revised Adjusted (Non-GAAP)	$1,090	$(17)	$80	$1,027	$203	19.8%	$—	$(130)	$6	$948	$0.65

Currency										84	0.06

Revised Adjusted @ Constant FX (Non-GAAP)										$1,032	$0.71

Diluted Average Shares Outstanding											1,461

	For the Three Months Ended March 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,224	$(13)	$80	$1,157	$337	29.1%	$—	$(232)	$6	$1,046	$0.70
Simplify to Grow Program	114	—	—	114	30		—	—	—	84	0.06
Mark-to-market (gains)/losses from derivatives	(206)	—	—	(206)	(25)		—	—	—	(181)	(0.12)
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	(3)	—	—	(3)	(2)		—	—	—	(1)	—
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
(Gain)/loss related to interest rate swaps	—	—	14	(14)	(3)		—	—	—	(11)	(0.01)
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(89)		—	—	—	89	0.06
Equity method investee acquisition-related and other adjustments	—	—	—	—	(27)		—	113	—	(86)	(0.06)
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,133	$(13)	$94	$1,052	$222	21.1%	$—	$(119)	$6	$943	$0.63
Net earnings from MEA cheese business divestiture	(6)	—	—	(6)	1		—	—	—	(7)	(0.01)

Revised Adjusted (Non-GAAP)	$1,127	$(13)	$94	$1,046	$223	21.3%	$—	$(119)	$6	$936	$0.62

Diluted Average Shares Outstanding											1,505

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on Equity Method Investment Transactions	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,312	$(50)	$520	$2,842	$773	27.2%	$(778)	$(548)	$14	$3,381	$2.28
Simplify to Grow Program	626	(5)	—	631	156		—	—	—	475	0.32
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	(141)	—	1	(142)	(10)		—	—	—	(132)	(0.09)
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Divestiture-related costs	(1)	—	—	(1)	(2)		—	—	—	1	—
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact of pension participation changes	423	—	(6)	429	108		—	—	—	321	0.22
Impacts from resolution of tax matters	(15)	—	(4)	(11)	6		—	—	—	(17)	(0.01)
CEO transition remuneration	22	—	—	22	5		—	—	—	17	0.01
(Gain)/loss related to interest rate swaps	—	—	10	(10)	(2)		—	—	—	(8)	(0.01)
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(19)		—	—	—	19	0.01
Gain on equity method investment transactions	—	—	—	—	(192)		778	—	—	(586)	(0.39)
Equity method investee acquisition-related and other adjustments	—	—	—	—	(16)		—	54	—	(38)	(0.03)

Adjusted (Non-GAAP)	$4,321	$(55)	$381	$3,995	$861	21.6%	$—	$(494)	$14	$3,614	$2.43
Net earnings from MEA cheese business divestiture	(19)	—	—	(19)	—		—	—	—	(19)	(0.01)

Revised Adjusted (Non-GAAP)	$4,302	$(55)	$381	$3,976	$861	21.7%	$—	$(494)	$14	$3,595	$2.42

Currency										41	0.03

Revised Adjusted @ Constant FX (Non-GAAP)										$3,636	$2.45

Diluted Average Shares Outstanding											1,486

	For the Twelve Months Ended December 31, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on Equity Method Investment Transactions	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,462	$(44)	$382	$3,124	$666	21.3%	$(40)	$(344)	$14	$2,828	$1.85
Simplify to Grow Program	777	(15)	—	792	190		—	—	—	602	0.39
Intangible asset impairment charges	109	—	—	109	30		—	—	—	79	0.05
Mark-to-market (gains)/losses from derivatives	96	—	—	96	6		—	—	—	90	0.06
Malware incident incremental expenses	84	—	—	84	27		—	—	—	57	0.04
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Divestiture-related costs	31	—	(3)	34	(8)		—	—	—	42	0.02
Net earnings from divestitures	(61)	—	—	(61)	(15)		—	6	—	(52)	(0.03)
(Gain)/loss on divestitures	(186)	—	—	(186)	(7)		—	—	—	(179)	(0.11)
Impacts from resolution of tax matters	(209)	—	72	(281)	(75)		—	—	—	(206)	(0.13)
CEO transition remuneration	14	—	—	14	5		—	—	—	9	0.01
Loss on debt extinguishment and related expenses	—	—	(11)	11	4		—	—	—	7	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	44		—	—	—	(44)	(0.03)
Gain on equity method investment transactions	—	—	—	—	(15)		40	—	—	(25)	(0.02)
Equity method investee acquisition-related and other adjustments	—	—	—	—	10		—	(69)	—	59	0.04
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$4,119	$(59)	$440	$3,738	$862	23.1%	$—	$(407)	$14	$3,269	$2.14
Net earnings from MEA cheese business divestiture	(31)	—	—	(31)	(1)		—	—	—	(30)	(0.02)

Revised Adjusted (Non-GAAP)	$4,088	$(59)	$440	$3,707	$861	23.2%	$—	$(407)	$14	$3,239	$2.12

Diluted Average Shares Outstanding											1,531

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on Equity Method Investment Transactions	Equity Method Investment Net Losses / (Earnings)	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$870	$(3)	$106	$767	$111	14.5%	$(21)	$(149)	$3	$823	$0.56
Simplify to Grow Program	194	(2)	—	196	45		—	—	—	151	0.10
Mark-to-market (gains)/losses from derivatives	40	—	2	38	17		—	—	—	21	0.01
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Divestiture-related costs	2	—	—	2	—		—	—	—	2	—
Remeasurement of net monetary position	(2)	—	—	(2)	—		—	—	—	(2)	—
Impact of pension participation changes	15	—	(3)	18	4		—	—	—	14	0.01
Impacts from resolution of tax matters	(26)	—	—	(26)	(9)		—	—	—	(17)	(0.01)
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	77		—	—	—	(77)	(0.05)
Gain on equity method investment transactions	—	—	—	—	(8)		21	—	—	(13)	(0.01)
Equity method investee acquisition-related and other adjustments	—	—	—	—	8		—	(32)	—	24	0.02
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,096	$(5)	$105	$996	$246	24.7%	$—	$(181)	$3	$928	$0.63
Net earnings from MEA cheese business divestiture	(5)	—	—	(5)	1		—	—	—	(6)	—

Revised Adjusted (Non-GAAP)	$1,091	$(5)	$105	$991	$247	24.9%	$—	$(181)	$3	$922	$0.63

Currency										68	0.04

Revised Adjusted @ Constant FX (Non-GAAP)										$990	$0.67

Diluted Average Shares Outstanding											1,470

	For the Three Months Ended December 31, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on Equity Method Investment Transactions	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$830	$(14)	$120	$724	$156	21.5%	$(40)	$(95)	$8	$695	$0.46
Simplify to Grow Program	192	(3)	—	195	35		—	—	—	160	0.11
Mark-to-market (gains)/losses from derivatives	27	—	—	27	6		—	—	—	21	0.01
Malware incident incremental expenses	30	—	—	30	10		—	—	—	20	0.01
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	9	—	—	9	5		—	—	—	4	—
Net earnings from divestitures	(1)	—	—	(1)	—		—	—	—	(1)	—
(Gain)/loss on divestitures	(2)	—	—	(2)	5		—	—	—	(7)	—
Impacts from resolution of tax matters	(8)	—	—	(8)	(3)		—	—	—	(5)	—
CEO transition remuneration	14	—	—	14	5		—	—	—	9	0.01
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	44		—	—	—	(44)	(0.03)
Gain on equity method investment transactions	—	—	—	—	(15)		40	—	—	(25)	(0.02)
Equity method investee acquisition-related and other adjustments	—	—	—	—	2		—	(21)	—	19	0.01
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,091	$(17)	$120	$988	$250	25.3%	$—	$(116)	$8	$846	$0.56
Net earnings from MEA cheese business divestiture	(6)	—	—	(6)	(1)		—	—	—	(5)	—

Revised Adjusted (Non-GAAP)	$1,085	$(17)	$120	$982	$249	25.4%	$—	$(116)	$8	$841	$0.56

Diluted Average Shares Outstanding											1,513

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on Equity Method Investment Transactions	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$737	$(19)	$86	$670	$310	46.3%	$(757)	$(80)	$3	$1,194	$0.81
Simplify to Grow Program	139	—	—	139	34		—	—	—	105	0.07
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	112	—	(1)	113	12		—	—	—	101	0.07
Acquisition integration costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact of pension participation changes	—	—	(3)	3	1		—	—	—	2	—
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
(Gain)/loss related to interest rate swaps	—	—	1	(1)	—		—	—	—	(1)	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(9)		—	—	—	9	0.01
Gain on equity method investment transactions	—	—	—	—	(184)		757	—	—	(573)	(0.39)
Equity method investee acquisition-related and other adjustments	—	—	—	—	2		—	(20)	—	18	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,074	$(19)	$83	$1,010	$183	18.1%	$—	$(100)	$3	$924	$0.62
Net earnings from MEA cheese business divestiture	(6)	—	—	(6)	—		—	—	—	(6)	—

Revised Adjusted (Non-GAAP)	$1,068	$(19)	$83	$1,004	$183	18.2%	$—	$(100)	$3	$918	$0.62

Currency										56	0.04

Revised Adjusted @ Constant FX (Non-GAAP)										$974	$0.66

Diluted Average Shares Outstanding											1,480

	For the Three Months Ended September 30, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on Equity Method Investment Transactions	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,171	$(10)	$19	$1,162	$272	23.4%	$—	$(92)	$1	$981	$0.64
Simplify to Grow Program	175	—	—	175	49		—	—	—	126	0.08
Intangible asset impairment charges	71	—	—	71	16		—	—	—	55	0.04
Mark-to-market (gains)/losses from derivatives	(28)	—	—	(28)	(3)		—	—	—	(25)	(0.02)
Malware incident incremental expenses	47	—	—	47	15		—	—	—	32	0.02
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	—	—	2	(2)	(18)		—	—	—	16	0.01
Net earnings from divestitures	(5)	—	—	(5)	—		—	2	—	(7)	—
(Gain)/loss on divestitures	(187)	—	—	(187)	(8)		—	—	—	(179)	(0.12)
Impacts from resolution of tax matters	(155)	—	60	(215)	(72)		—	—	—	(143)	(0.09)
Equity method investee acquisition-related and other adjustments	—	—	—	—	1		—	(3)	—	2	—
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,089	$(10)	$81	$1,018	$252	24.8%	$—	$(93)	$1	$858	$0.56
Net earnings from MEA cheese business divestiture	(7)	—	—	(7)	—		—	—	—	(7)	—

Revised Adjusted (Non-GAAP)	$1,082	$(10)	$81	$1,011	$252	24.9%	$—	$(93)	$1	$851	$0.56

Diluted Average Shares Outstanding											1,524

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$481	$(15)	$248	$248	$15	6.0%	$(87)	$2	$318	$0.21
Simplify to Grow Program	179	(3)	—	182	47		—	—	135	0.09
Mark-to-market (gains)/losses from derivatives	(88)	—	—	(88)	(14)		—	—	(74)	(0.05)
Acquisition integration costs	2	—	—	2	—		—	—	2	—
Acquisition-related costs	13	—	—	13	3		—	—	10	0.01
Impact of pension participation changes	408	—	—	408	103		—	—	305	0.20
Impacts from resolution of tax matters	11	—	(4)	15	15		—	—	—	—
CEO transition remuneration	10	—	—	10	2		—	—	8	0.01
(Gain)/loss related to interest rate swaps	—	—	(5)	5	1		—	—	4	—
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	2		—	—	(2)	—
Equity method investee acquisition-related and other adjustments	—	—	—	—	1		(7)	—	6	0.01
Rounding	2	—	—	2	—		—	—	2	—

Adjusted (Non-GAAP)	$1,018	$(18)	$99	$937	$210	22.4%	$(94)	$2	$819	$0.55
Net earnings from MEA cheese business divestiture	(2)	—	—	(2)	(2)		—	—	—	—

Revised Adjusted (Non-GAAP)	$1,016	$(18)	$99	$935	$208	22.2%	$(94)	$2	$819	$0.55

Currency									(11)	(0.01)

Revised Adjusted @ Constant FX (Non-GAAP)									$808	$0.54

Diluted Average Shares Outstanding										1,488

	For the Three Months Ended June 30, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$636	$(5)	$124	$517	$84	16.2%	$(67)	$2	$498	$0.32
Simplify to Grow Program	199	(12)	—	211	58		—	—	153	0.10
Intangible asset impairment charges	38	—	—	38	14		—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	46	—	—	46	—		—	—	46	0.03
Malware incident incremental expenses	7	—	—	7	2		—	—	5	—
Divestiture-related costs	4	—	(5)	9	2		—	—	7	—
Net earnings from divestitures	(28)	—	—	(28)	(8)		2	—	(22)	(0.01)
(Gain)/loss on divestitures	3	—	—	3	(4)		—	—	7	—
Loss on debt extinguishment and related expenses	—	—	(11)	11	4		—	—	7	0.01
Equity method investee acquisition-related and other adjustments	—	—	—	—	4		(18)	—	14	0.01
Rounding	1	—	—	1	—		—	—	1	—

Adjusted (Non-GAAP)	$906	$(17)	$108	$815	$156	19.1%	$(83)	$2	$740	$0.48
Net earnings from MEA cheese business divestiture	(7)	—	—	(7)	—		—	—	(7)	—

Revised Adjusted (Non-GAAP)	$899	$(17)	$108	$808	$156	19.3%	$(83)	$2	$733	$0.48

Diluted Average Shares Outstanding										1,539

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,224	$(13)	$80	$1,157	$337	29.1%	$(232)	$6	$1,046	$0.70
Simplify to Grow Program	114	—	—	114	30		—	—	84	0.06
Mark-to-market (gains)/losses from derivatives	(206)	—	—	(206)	(25)		—	—	(181)	(0.12)
Acquisition integration costs	1	—	—	1	—		—	—	1	—
Divestiture-related costs	(3)	—	—	(3)	(2)		—	—	(1)	—
CEO transition remuneration	4	—	—	4	1		—	—	3	—
(Gain)/loss related to interest rate swaps	—	—	14	(14)	(3)		—	—	(11)	(0.01)
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(89)		—	—	89	0.06
Equity method investee acquisition-related and other adjustments	—	—	—	—	(27)		113	—	(86)	(0.06)
Rounding	(1)	—	—	(1)	—		—	—	(1)	—

Adjusted (Non-GAAP)	$1,133	$(13)	$94	$1,052	$222	21.1%	$(119)	$6	$943	$0.63
Net earnings from MEA cheese business divestiture	(6)	—	—	(6)	1		—	—	(7)	(0.01)

Revised Adjusted (Non-GAAP)	$1,127	$(13)	$94	$1,046	$223	21.3%	$(119)	$6	$936	$0.62

Currency									(72)	(0.05)

Revised Adjusted @ Constant FX (Non-GAAP)									$864	$0.57

Diluted Average Shares Outstanding										1,505

	For the Three Months Ended March 31, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$825	$(15)	$119	$721	$154	21.4%	$(90)	$3	$654	$0.42
Simplify to Grow Program	211	—	—	211	48		—	—	163	0.10
Mark-to-market (gains)/losses from derivatives	51	—	—	51	3		—	—	48	0.03
Acquisition integration costs	1	—	—	1	—		—	—	1	—
Divestiture-related costs	19	—	—	19	3		—	—	16	0.01
Net earnings from divestitures	(27)	—	—	(27)	(7)		2	—	(22)	(0.01)
Impacts from resolution of tax matters	(46)	—	12	(58)	—		—	—	(58)	(0.04)
Equity method investee acquisition-related and other adjustments	—	—	—	—	3		(27)	—	24	0.02
Rounding	(1)	—	—	(1)	—		—	—	(1)	—

Adjusted (Non-GAAP)	$1,033	$(15)	$131	$917	$204	22.2%	$(115)	$3	$825	$0.53
Net earnings from MEA cheese business divestiture	(11)	—	—	(11)	—		—	—	(11)	—

Revised Adjusted (Non-GAAP)	$1,022	$(15)	$131	$906	$204	22.5%	$(115)	$3	$814	$0.53

Diluted Average Shares Outstanding										1,550

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on Equity Method Investment Transactions	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,462	$(44)	$382	$3,124	$666	21.3%	$(40)	$(344)	$14	$2,828	$1.85
Simplify to Grow Program	777	(15)	—	792	190		—	—	—	602	0.39
Intangible asset impairment charges	109	—	—	109	30		—	—	—	79	0.05
Mark-to-market (gains)/losses from derivatives	96	—	—	96	6		—	—	—	90	0.06
Malware incident incremental expenses	84	—	—	84	27		—	—	—	57	0.04
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Divestiture-related costs	31	—	(3)	34	(8)		—	—	—	42	0.02
Net earnings from divestitures	(61)	—	—	(61)	(15)		—	6	—	(52)	(0.03)
(Gain)/loss on divestitures	(186)	—	—	(186)	(7)		—	—	—	(179)	(0.11)
Impacts from resolution of tax matters	(209)	—	72	(281)	(75)		—	—	—	(206)	(0.13)
CEO transition remuneration	14	—	—	14	5		—	—	—	9	0.01
Loss on debt extinguishment and related expenses	—	—	(11)	11	4		—	—	—	7	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	44		—	—	—	(44)	(0.03)
Gain on equity method investment transactions	—	—	—	—	(15)		40	—	—	(25)	(0.02)
Equity method investee acquisition-related and other adjustments	—	—	—	—	10		—	(69)	—	59	0.04
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$4,119	$(59)	$440	$3,738	$862	23.1%	$—	$(407)	$14	$3,269	$2.14
Net earnings from MEA cheese business divestiture	(31)	—	—	(31)	(1)		—	—	—	(30)	(0.02)

Revised Adjusted (Non-GAAP)	$4,088	$(59)	$440	$3,707	$861	23.2%	$—	$(407)	$14	$3,239	$2.12

Currency										(15)	(0.01)

Revised Adjusted @ Constant FX (Non-GAAP)										$3,224	$2.11

Diluted Average Shares Outstanding											1,531

	For the Twelve Months Ended December 31, 2016
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on Equity Method Investment Transactions	Equity Method Investment Net Losses / (Earnings)	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,554	$(15)	$1,115	$1,454	$114	7.8%	$(43)	$(262)	$10	$1,635	$1.04
Simplify to Grow Program	1,072	(14)	—	1,086	288		—	—	—	798	0.51
Intangible asset impairment charges	137	—	—	137	37		—	—	—	100	0.06
Mark-to-market (gains)/losses from derivatives	94	—	—	94	11		—	—	—	83	0.05
Acquisition integration costs	7	—	—	7	—		—	—	—	7	0.01
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	86	—	—	86	15		—	—	—	71	0.05
Net earnings from divestitures	(153)	—	—	(153)	(40)		—	12	—	(125)	(0.08)
(Gain)/loss on divestitures	(9)	—	—	(9)	—		—	—	—	(9)	—
(Income)/costs associated with the JDE coffee business transactions	(2)	—	—	(2)	(3)		—	—	—	1	—
(Gain)/loss on sale of intangible assets	(15)	—	—	(15)	(3)		—	—	—	(12)	(0.01)
(Gain)/loss related to interest rate swaps	—	—	(97)	97	36		—	—	—	61	0.04
Loss on debt extinguishment and related expenses	—	—	(427)	427	163		—	—	—	264	0.17
Gain on equity method investment transactions	—	—	—	—	(2)		43	—	—	(41)	(0.03)
Equity method investee acquisition-related and other adjustments	—	—	—	—	3		—	(60)	—	57	0.03
Rounding	1	—	—	1	1		—	—	—	—	—

Adjusted (Non-GAAP)	$3,773	$(29)	$591	$3,211	$620	19.3%	$—	$(310)	$10	$2,891	$1.84
Net earnings from MEA cheese business divestiture	(40)	—	—	(40)	—		—	—	—	(40)	(0.03)

Revised Adjusted (Non-GAAP)	$3,733	$(29)	$591	$3,171	$620	19.6%	$—	$(310)	$10	$2,851	$1.81

Diluted Average Shares Outstanding											1,573

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.63	$0.70	$(0.07)	(10.0)%
Simplify to Grow Program	0.03	0.06	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.01)	(0.12)	0.11
(Gain)/loss related to interest rate swaps	—	(0.01)	0.01
U.S. tax reform discrete net tax (benefit)/expense	—	0.06	(0.06)
Gain on equity method investment transaction	(0.01)	—	(0.01)
Equity method investee acquisition-related and other adjustments	0.01	(0.06)	0.07

Adjusted EPS (Non-GAAP)	$0.65	$0.63	$0.02	3.2%
Net earnings from MEA cheese business divestiture	—	(0.01)	0.01

Revised Adjusted EPS (Non-GAAP)	$0.65	$0.62	$0.03	4.8%
Impact of unfavorable currency	0.06	—	0.06

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.71	$0.62	$0.09	14.5%

Schedule 4.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.28	$1.85	$0.43	23.2%
Simplify to Grow Program	0.32	0.39	(0.07)
Intangible asset impairment charges	0.03	0.05	(0.02)
Mark-to-market (gains)/losses from derivatives	(0.09)	0.06	(0.15)
Malware incident incremental expenses	—	0.04	(0.04)
Acquisition-related costs	0.01	—	0.01
Divestiture-related costs	—	0.02	(0.02)
Net earnings from divestitures	—	(0.03)	0.03
(Gain)/loss on divestitures	—	(0.11)	0.11
Remeasurement of net monetary position	0.01	—	0.01
Impact of pension participation changes	0.22	—	0.22
Impacts from resolution of tax matters	(0.01)	(0.13)	0.12
CEO transition remuneration	0.01	0.01	—
(Gain)/loss related to interest rate swaps	(0.01)	—	(0.01)
Loss on debt extinguishment and related expenses	0.07	—	0.07
U.S. tax reform discrete net tax (benefit)/expense	0.01	(0.03)	0.04
Gain on equity method investment transactions	(0.39)	(0.02)	(0.37)
Equity method investee acquisition-related and other adjustments	(0.03)	0.04	(0.07)

Adjusted EPS (Non-GAAP)	$2.43	$2.14	$0.29	13.6%
Net earnings from MEA cheese business divestiture	(0.01)	(0.02)	0.01

Revised Adjusted EPS (Non-GAAP)	$2.42	$2.12	$0.30	14.2%
Impact of unfavorable currency	0.03	—	0.03

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$2.45	$2.12	$0.33	15.6%

Schedule 4.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.56	$0.46	$0.10	21.7%
Simplify to Grow Program	0.10	0.11	(0.01)
Mark-to-market (gains)/losses from derivatives	0.01	0.01	—
Malware incident incremental expenses	—	0.01	(0.01)
Impact of pension participation changes	0.01	—	0.01
Impacts from resolution of tax matters	(0.01)	—	(0.01)
CEO transition remuneration	—	0.01	(0.01)
U.S. tax reform discrete net tax (benefit)/expense	(0.05)	(0.03)	(0.02)
Gain on equity method investment transactions	(0.01)	(0.02)	0.01
Equity method investee acquisition-related and other adjustments	0.02	0.01	0.01

Adjusted EPS (Non-GAAP)	$0.63	$0.56	$0.07	12.5%
Net earnings from MEA cheese business divestiture	—	—	—

Revised Adjusted EPS (Non-GAAP)	$0.63	$0.56	$0.07	12.5%
Impact of unfavorable currency	0.04	—	0.04

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.67	$0.56	$0.11	19.6%

Schedule 4.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.81	$0.64	$0.17	26.6%
Simplify to Grow Program	0.07	0.08	(0.01)
Intangible asset impairment charges	0.03	0.04	(0.01)
Mark-to-market (gains)/losses from derivatives	0.07	(0.02)	0.09
Malware incident incremental expenses	—	0.02	(0.02)
Divestiture-related costs	—	0.01	(0.01)
(Gain)/loss on divestitures	—	(0.12)	0.12
Remeasurement of net monetary position	0.01	—	0.01
Impacts from resolution of tax matters	—	(0.09)	0.09
U.S. tax reform discrete net tax (benefit)/expense	0.01	—	0.01
Gain on equity method investment transactions	(0.39)	—	(0.39)
Equity method investee acquisition-related and other adjustments	0.01	—	0.01

Adjusted EPS (Non-GAAP)	$0.62	$0.56	$0.06	10.7%
Net earnings from MEA cheese business divestiture	—	—	—

Revised Adjusted EPS (Non-GAAP)	$0.62	$0.56	$0.06	10.7%
Impact of unfavorable currency	0.04	—	0.04

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.66	$0.56	$0.10	17.9%

Schedule 4.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.21	$0.32	$(0.11)	(34.4)%
Simplify to Grow Program	0.09	0.10	(0.01)
Intangible asset impairment charges	—	0.02	(0.02)
Mark-to-market (gains)/losses from derivatives	(0.05)	0.03	(0.08)
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	—	(0.01)	0.01
Impact of pension participation changes	0.20	—	0.20
CEO transition remuneration	0.01	—	0.01
Loss on debt extinguishment and related expenses	0.07	0.01	0.06
Equity method investee acquisition-related and other adjustments	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.55	$0.48	$0.07	14.6%
Net earnings from MEA cheese business divestiture	—	—	—

Revised Adjusted EPS (Non-GAAP)	$0.55	$0.48	$0.07	14.6%
Impact of favorable currency	(0.01)	—	(0.01)

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.54	$0.48	$0.06	12.5%

Schedule 4.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.70	$0.42	$0.28	66.7%
Simplify to Grow Program	0.06	0.10	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.12)	0.03	(0.15)
Divestiture-related costs	—	0.01	(0.01)
Net earnings from divestitures	—	(0.01)	0.01
Impacts from resolution of tax matters	—	(0.04)	0.04
(Gain)/loss related to interest rate swaps	(0.01)	—	(0.01)
U.S. tax reform discrete net tax (benefit)/expense	0.06	—	0.06
Equity method investee acquisition-related and other adjustments	(0.06)	0.02	(0.08)

Adjusted EPS (Non-GAAP)	$0.63	$0.53	$0.10	18.9%
Net earnings from MEA cheese business divestiture	(0.01)	—	(0.01)

Revised Adjusted EPS (Non-GAAP)	$0.62	$0.53	$0.09	17.0%
Impact of favorable currency	(0.05)	—	(0.05)

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.57	$0.53	$0.04	7.5%

Schedule 4.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2017	2016	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.85	$1.04	$0.81	77.9%
Simplify to Grow Program	0.39	0.51	(0.12)
Intangible asset impairment charges	0.05	0.06	(0.01)
Mark-to-market (gains)/losses from derivatives	0.06	0.05	0.01
Malware incident incremental expenses	0.04	—	0.04
Acquisition integration costs	—	0.01	(0.01)
Acquisition-related costs	—	—	—
Divestiture-related costs	0.02	0.05	(0.03)
Net earnings from divestitures	(0.03)	(0.08)	0.05
(Gain)/loss on divestitures	(0.11)	—	(0.11)
(Income)/costs associated with the JDE coffee business transactions	—	—	—
(Gain)/loss on sale of intangible assets	—	(0.01)	0.01
Impact of pension participation changes	—	—	—
Impacts from resolution of tax matters	(0.13)	—	(0.13)
CEO transition remuneration	0.01	—	0.01
(Gain)/loss related to interest rate swaps	—	0.04	(0.04)
Loss on debt extinguishment and related expenses	—	0.17	(0.17)
U.S. tax reform discrete net tax (benefit)/expense	(0.03)	—	(0.03)
Gain on equity method investment transactions	(0.02)	(0.03)	0.01
Equity method investee acquisition-related and other adjustments	0.04	0.03	0.01

Adjusted EPS (Non-GAAP)	$2.14	$1.84	$0.30	16.3%
Net earnings from MEA cheese business divestiture	(0.02)	(0.03)	0.01

Revised Adjusted EPS (Non-GAAP)	$2.12	$1.81	$0.31	17.1%
Impact of favorable currency	(0.01)	—	(0.01)

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$2.11	$1.81	$0.30	16.6%

Schedule 5.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2019
	Latin America		AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Mondelēz International
Net Revenue
Reported (GAAP)	$800		$1,541	$2,551	$1,646	$—	$—	$—	$6,538
Divestitures	—		—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$800		$1,541	$2,551	$1,646	$—	$—	$—	$6,538
MEA cheese business divestiture	—		(33)	—	—	—	—	—	(33)

Revised Adjusted (Non-GAAP)	$800		$1,508	$2,551	$1,646	$—	$—	$—	$6,505

Operating Income
Reported (GAAP)	$98		$256	$500	$319	$16	$(109)	$(44)	$1,036
Simplify to Grow Program	15		13	11	10	—	21	—	70
Mark-to-market (gains)/losses from derivatives	—		—	—	—	(16)	—	—	(16)
Divestiture-related costs	—		(1)	—	—	—	—	—	(1)
Remeasurement of net monetary position	2		—	—	—	—	—	—	2
CEO transition remuneration	—		—	—	—	—	3	—	3

Adjusted (Non-GAAP)	$115		$268	$511	$329	$—	$(85)	$(44)	$1,094
Operating income from MEA cheese business divestiture	—		(4)	—	—	—	—	—	(4)

Revised Adjusted (Non-GAAP)	$115		$264	$511	$329	$—	$(85)	$(44)	$1,090
Currency	18		21	50	1	—	(1)	(2)	87

Revised Adjusted @ Constant FX (Non-GAAP)	$133		$285	$561	$330	$—	$(86)	$(46)	$1,177

% Change - Reported (GAAP)	(22.2)%		12.3%	0.6%	16.0%	n/m	(70.3)%	0.0%	(15.4)%
% Change - Adjusted (Non-GAAP)	(30.3)%		8.5%	(1.7)%	8.2%	n/m	(44.1)%	0.0%	(3.4)%
% Change - Revised Adjusted (Non-GAAP)	(30.3)%		9.5%	(1.7)%	8.2%	n/m	(44.1)%	0.0%	(3.3)%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	(19.4)%		18.3%	7.9%	8.6%	n/m	(45.8)%	(4.5)%	4.4%

Operating Income Margin
Reported %	12.3%		16.6%	19.6%	19.4%				15.8%
Reported pp change	(1.8	)pp	1.8 pp	1.2 pp	2.5 pp				(2.3	)pp
Adjusted %	14.4%		17.4%	20.0%	20.0%				16.7%
Adjusted pp change	(4.1	)pp	1.4 pp	0.8 pp	1.3 pp				— pp
Revised Adjusted %	14.4%		17.5%	20.0%	20.0%				16.8%
Revised Adjusted pp change	(4.1	)pp	1.6 pp	0.8 pp	1.3 pp				0.1 pp

	For the Three Months Ended March 31, 2018
	Latin America		AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Mondelēz International
Net Revenue
Reported (GAAP)	$891		$1,542	$2,706	$1,626	$—	$—	$—	$6,765
Divestitures	—		—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$891		$1,542	$2,706	$1,626	$—	$—	$—	$6,765
MEA cheese business divestiture	—		(31)	—	—	—	—	—	(31)

Revised Adjusted (Non-GAAP)	$891		$1,511	$2,706	$1,626	$—	$—	$—	$6,734

Operating Income
Reported (GAAP)	$126		$228	$497	$275	$206	$(64)	$(44)	$1,224
Simplify to Grow Program	39		18	23	29	—	5	—	114
Mark-to-market (gains)/losses from derivatives	—		—	—	—	(206)	—	—	(206)
Acquisition integration costs	—		1	—	—	—	—	—	1
Divestiture-related costs	—		—	—	—	—	(3)	—	(3)
CEO transition remuneration	—		—	—	—	—	4	—	4
Rounding	—		—	—	—	—	(1)	—	(1)

Adjusted (Non-GAAP)	$165		$247	$520	$304	$—	$(59)	$(44)	$1,133
Operating income from MEA cheese business divestiture	—		(6)	—	—	—	—	—	(6)

Revised Adjusted (Non-GAAP)	$165		$241	$520	$304	$—	$(59)	$(44)	$1,127

Operating Income Margin
Reported %	14.1%		14.8%	18.4%	16.9%				18.1%
Adjusted %	18.5%		16.0%	19.2%	18.7%				16.7%
Revised Adjusted %	18.5%		15.9%	19.2%	18.7%				16.7%

Schedule 5.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2018
	Latin America		AMEA	Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,202		$5,729	$10,122	$6,885		$—	$—	$—	$—	$25,938
Divestitures	—		—	—	—		—	—	—	—	—

Adjusted (Non-GAAP)	$3,202		$5,729	$10,122	$6,885		$—	$—	$—	$—	$25,938
MEA cheese business divestiture	—		(126)	—	—		—	—	—	—	(126)

Revised Adjusted (Non-GAAP)	$3,202		$5,603	$10,122	$6,885		$—	$—	$—	$—	$25,812

Operating Income
Reported (GAAP)	$410		$702	$1,734	$849		$141	$(335)	$(176)	$(13)	$3,312
Simplify to Grow Program	130		108	205	111		—	72	—	—	626
Intangible asset impairment charges	—		9	45	14		—	—	—	—	68
Mark-to-market (gains)/losses from derivatives	—		—	—	—		(141)	—	—	—	(141)
Acquisition integration costs	—		4	—	—		—	(1)	—	—	3
Acquisition-related costs	—		—	—	—		—	—	—	13	13
Divestiture-related costs	—		2	—	—		—	(3)	—	—	(1)
Remeasurement of net monetary position	11		—	—	—		—	—	—	—	11
Impact of pension participation changes	—		—	—	423		—	—	—	—	423
Impacts from resolution of tax matters	(26)		—	—	—		—	11	—	—	(15)
CEO transition remuneration	—		—	—	—		—	22	—	—	22

Adjusted (Non-GAAP)	$525		$825	$1,984	$1,397		$—	$(234)	$(176)	$—	$4,321
Operating income from MEA cheese business divestiture	—		(19)	—	—		—	—	—	—	(19)

Revised Adjusted (Non-GAAP)	$525		$806	$1,984	$1,397		$—	$(234)	$(176)	$—	$4,302
Currency	82		14	(42)	2		—	(2)	1	—	55

Revised Adjusted @ Constant FX (Non-GAAP)	$607		$820	$1,942	$1,399		$—	$(236)	$(175)	$—	$4,357

% Change - Reported (GAAP)	(27.3)%		36.6%	7.7%	(25.8)%		n/m	(18.8)%	1.1%	n/m	(4.3)%
% Change - Adjusted (Non-GAAP)	(5.1)%		13.0%	8.0%	1.2%		n/m	(14.7)%	1.1%	n/m	4.9%
% Change - Revised Adjusted (Non-GAAP)	(5.1)%		15.3%	8.0%	1.2%		n/m	(14.7)%	1.1%	n/m	5.2%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	9.8%		17.3%	5.7%	1.3%		n/m	(15.7)%	1.7%	n/m	6.6%

Operating Income Margin
Reported %	12.8%		12.3%	17.1%	12.3%						12.8%
Reported pp change	(3.0	)pp	3.3 pp	0.7 pp	(4.5	)pp					(0.6	)pp
Adjusted %	16.4%		14.4%	19.6%	20.3%						16.7%
Adjusted pp change	0.9 pp		1.4 pp	0.6 pp	— pp						0.6 pp
Revised Adjusted %	16.4%		14.4%	19.6%	20.3%						16.7%
Revised Adjusted pp change	0.9 pp		1.6 pp	0.6 pp	— pp						0.7 pp

	For the Twelve Months Ended December 31, 2017
	Latin America		AMEA	Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,566		$5,739	$9,794	$6,797		$—	$—	$—	$—	$25,896
Divestitures	—		(133)	(137)	—		—	—	—	—	(270)

Adjusted (Non-GAAP)	$3,566		$5,606	$9,657	$6,797		$—	$—	$—	$—	$25,626
MEA cheese business divestiture	—		(132)	—	—		—	—	—	—	(132)

Revised Adjusted (Non-GAAP)	$3,566		$5,474	$9,657	$6,797		$—	$—	$—	$—	$25,494

Operating Income
Reported (GAAP)	$564		$514	$1,610	$1,144		$(96)	$(282)	$(178)	$186	$3,462
Simplify to Grow Program	136		183	263	142		—	53	—	—	777
Intangible asset impairment charges	5		52	11	41		—	—	—	—	109
Mark-to-market (gains)/losses from derivatives	—		—	—	—		96	—	—	—	96
Malware incident incremental expenses	1		2	15	61		—	5	—	—	84
Acquisition integration costs	—		3	—	—		—	—	—	—	3
Divestiture-related costs	—		3	21	—		—	7	—	—	31
Operating income from divestitures	—		(27)	(34)	—		—	—	—	—	(61)
(Gain)/loss on divestitures	—		—	—	—		—	—	—	(186)	(186)
Impacts from resolution of tax matters	(153)		—	(49)	(7)		—	—	—	—	(209)
CEO transition remuneration	—		—	—	—		—	14	—	—	14
Rounding	—		—	—	—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$553		$730	$1,837	$1,381		$—	$(204)	$(178)	$—	$4,119
Operating income from MEA cheese business divestiture	—		(31)	—	—		—	—	—	—	(31)

Revised Adjusted (Non-GAAP)	$553		$699	$1,837	$1,381		$—	$(204)	$(178)	$—	$4,088

Operating Income Margin
Reported %	15.8%		9.0%	16.4%	16.8%						13.4%
Adjusted %	15.5%		13.0%	19.0%	20.3%						16.1%
Revised Adjusted %	15.5%		12.8%	19.0%	20.3%						16.0%

Schedule 5.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended December 31, 2018
	Latin America		AMEA	Europe		North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$763		$1,429	$2,752		$1,829	$—	$—	$—	$—	$6,773
Divestitures	—		—	—		—	—	—	—	—	—

Adjusted (Non-GAAP)	$763		$1,429	$2,752		$1,829	$—	$—	$—	$—	$6,773
MEA cheese business divestiture	—		(34)	—		—	—	—	—	—	(34)

Revised Adjusted (Non-GAAP)	$763		$1,395	$2,752		$1,829	$—	$—	$—	$—	$6,739

Operating Income
Reported (GAAP)	$92		$144	$489		$335	$(40)	$(107)	$(44)	$1	$870
Simplify to Grow Program	37		30	64		33	—	30	—	—	194
Mark-to-market (gains)/losses from derivatives	—		—	—		—	40	—	—	—	40
Acquisition integration costs	—		—	—		—	—	1	—	—	1
Acquisition-related costs	—		—	—		—	—	—	—	(1)	(1)
Divestiture-related costs	—		2	—		—	—	—	—	—	2
Remeasurement of net monetary position	(2)		—	—		—	—	—	—	—	(2)
Impact of pension participation changes	—		—	—		15	—	—	—	—	15
Impacts from resolution of tax matters	(26)		—	—		—	—	—	—	—	(26)
CEO transition remuneration	—		—	—		—	—	4	—	—	4
Rounding	—		—	—		—	—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$101		$176	$553		$383	$—	$(73)	$(44)	$—	$1,096
Operating income from MEA cheese business divestiture	—		(5)	—		—	—	—	—	—	(5)

Revised Adjusted (Non-GAAP)	$101		$171	$553		$383	$—	$(73)	$(44)	$—	$1,091
Currency	37		13	27		2	—	(4)	(1)	—	74

Revised Adjusted @ Constant FX (Non-GAAP)	$138		$184	$580		$385	$—	$(77)	$(45)	$—	$1,165

% Change - Reported (GAAP)	(3.2)%		60.0%	(2.8)%		10.9%	n/m	(18.9)%	2.2%	n/m	4.8%
% Change - Adjusted (Non-GAAP)	(20.5)%		29.4%	(3.3)%		9.1%	n/m	(46.0)%	2.2%	n/m	0.5%
% Change - Revised Adjusted (Non-GAAP)	(20.5)%		31.5%	(3.3)%		9.1%	n/m	(46.0)%	2.2%	n/m	0.6%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	8.7%		41.5%	1.4%		9.7%	n/m	(54.0)%	0.0%	n/m	7.4%

Operating Income Margin
Reported %	12.1%		10.1%	17.8%		18.3%					12.8%
Reported pp change	1.5 pp		3.9 pp	(0.1	)pp	1.5 pp					0.9 pp
Adjusted %	13.2%		12.3%	20.1%		20.9%					16.2%
Adjusted pp change	(0.9	)pp	2.9 pp	(0.2	)pp	1.4 pp					0.5 pp
Revised Adjusted %	13.2%		12.3%	20.1%		20.9%					16.2%
Revised Adjusted pp change	(0.9	)pp	3.1 pp	(0.2	)pp	1.4 pp					0.5 pp

	For the Three Months Ended December 31, 2017
	Latin America		AMEA	Europe		North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$900		$1,449	$2,816		$1,801	$—	$—	$—	$—	$6,966
Divestitures	—		(4)	(2)		—	—	—	—	—	(6)

Adjusted (Non-GAAP)	$900		$1,445	$2,814		$1,801	$—	$—	$—	$—	$6,960
MEA cheese business divestiture	—		(33)	—		—	—	—	—	—	(33)

Revised Adjusted (Non-GAAP)	$900		$1,412	$2,814		$1,801	$—	$—	$—	$—	$6,927

Operating Income
Reported (GAAP)	$95		$90	$503		$302	$(27)	$(90)	$(45)	$2	$830
Simplify to Grow Program	32		47	65		33	—	15	—	—	192
Mark-to-market (gains)/losses from derivatives	—		—	—		—	27	—	—	—	27
Malware incident incremental expenses	—		—	4		23	—	3	—	—	30
Acquisition integration costs	—		1	—		—	—	—	—	—	1
Divestiture-related costs	—		(2)	2		—	—	9	—	—	9
Operating income from divestitures	—		—	(1)		—	—	—	—	—	(1)
(Gain)/loss on divestitures	—		—	—		—	—	—	—	(2)	(2)
Impacts from resolution of tax matters	—		—	(1)		(7)	—	—	—	—	(8)
CEO transition remuneration	—		—	—		—	—	14	—	—	14
Rounding	—		—	—		—	—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$127		$136	$572		$351	$—	$(50)	$(45)	$—	$1,091
Operating income from MEA cheese business divestiture	—		(6)	—		—	—	—	—	—	(6)

Revised Adjusted (Non-GAAP)	$127		$130	$572		$351	$—	$(50)	$(45)	$—	$1,085

Operating Income Margin
Reported %	10.6%		6.2%	17.9%		16.8%					11.9%
Adjusted %	14.1%		9.4%	20.3%		19.5%					15.7%
Revised Adjusted %	14.1%		9.2%	20.3%		19.5%					15.7%

Schedule 5.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2018
	Latin America		AMEA	Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$774		$1,398	$2,361	$1,755		$—	$—	$—	$—	$6,288
Divestitures	—		—	—	—		—	—	—	—	—

Adjusted (Non-GAAP)	$774		$1,398	$2,361	$1,755		$—	$—	$—	$—	$6,288
MEA cheese business divestiture	—		(29)	—	—		—	—	—	—	(29)

Revised Adjusted (Non-GAAP)	$774		$1,369	$2,361	$1,755		$—	$—	$—	$—	$6,259

Operating Income
Reported (GAAP)	$100		$153	$381	$334		$(112)	$(74)	$(44)	$(1)	$737
Simplify to Grow Program	27		35	42	14		—	21	—	—	139
Intangible asset impairment charges	—		9	45	14		—	—	—	—	68
Mark-to-market (gains)/losses from derivatives	—		—	—	—		112	—	—	—	112
Acquisition integration costs	—		1	—	—		—	(2)	—	—	(1)
Acquisition-related costs	—		—	—	—		—	—	—	1	1
Remeasurement of net monetary position	13		—	—	—		—	—	—	—	13
CEO transition remuneration	—		—	—	—		—	4	—	—	4
Rounding	—		—	—	—		—	1	—	—	1

Adjusted (Non-GAAP)	$140		$198	$468	$362		$—	$(50)	$(44)	$—	$1,074
Operating income from MEA cheese business divestiture	—		(6)	—	—		—	—	—	—	(6)

Revised Adjusted (Non-GAAP)	$140		$192	$468	$362		$—	$(50)	$(44)	$—	$1,068
Currency	27		16	20	—		—	(2)	(1)	—	60

Revised Adjusted @ Constant FX (Non-GAAP)	$167		$208	$488	$362		$—	$(52)	$(45)	$—	$1,128

% Change - Reported (GAAP)	(60.9)%		86.6%	(3.1)%	2.8%		n/m	(34.5)%	2.2%	n/m	(37.1)%
% Change - Adjusted (Non-GAAP)	(13.6)%		8.8%	3.3%	(5.0)%		n/m	(13.6)%	2.2%	n/m	(1.4)%
% Change - Revised Adjusted (Non-GAAP)	(13.6)%		9.7%	3.3%	(5.0)%		n/m	(13.6)%	2.2%	n/m	(1.3)%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	3.1%		18.9%	7.7%	(5.0)%		n/m	(18.2)%	0.0%	n/m	4.3%

Operating Income Margin
Reported %	12.9%		10.9%	16.1%	19.0%						11.7%
Reported pp change	(15.3	)pp	5.1 pp	— pp	0.7 pp						(6.2	)pp
Adjusted %	18.1%		14.2%	19.8%	20.6%						17.1%
Adjusted pp change	0.3 pp		1.2 pp	1.1 pp	(0.9	)pp					0.4 pp
Revised Adjusted %	18.1%		14.0%	19.8%	20.6%						17.1%
Revised Adjusted pp change	0.3 pp		1.2 pp	1.1 pp	(0.9	)pp					0.4 pp

	For the Three Months Ended September 30, 2017
	Latin America		AMEA	Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$908		$1,405	$2,442	$1,775		$—	$—	$—	$—	$6,530
Divestitures	—		(4)	(14)	—		—	—	—	—	(18)

Adjusted (Non-GAAP)	$908		$1,401	$2,428	$1,775		$—	$—	$—	$—	$6,512
MEA cheese business divestiture	—		(30)	—	—		—	—	—	—	(30)

Revised Adjusted (Non-GAAP)	$908		$1,371	$2,428	$1,775		$—	$—	$—	$—	$6,482

Operating Income
Reported (GAAP)	$256		$82	$393	$325		$28	$(55)	$(45)	$187	$1,171
Simplify to Grow Program	53		43	48	19		—	12	—	—	175
Intangible asset impairment charges	5		53	11	3		—	(1)	—	—	71
Mark-to-market (gains)/losses from derivatives	—		—	—	—		(28)	—	—	—	(28)
Malware incident incremental expenses	1		2	9	34		—	1	—	—	47
Acquisition integration costs	—		1	—	—		—	—	—	—	1
Divestiture-related costs	—		2	(2)	—		—	—	—	—	—
Operating income from divestitures	—		(1)	(4)	—		—	—	—	—	(5)
(Gain)/loss on divestitures	—		—	—	—		—	—	—	(187)	(187)
Impacts from resolution of tax matters	(153)		—	(2)	—		—	—	—	—	(155)
Rounding	—		—	—	—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$162		$182	$453	$381		$—	$(44)	$(45)	$—	$1,089
Operating income from MEA cheese business divestiture	—		(7)	—	—		—	—	—	—	(7)

Revised Adjusted (Non-GAAP)	$162		$175	$453	$381		$—	$(44)	$(45)	$—	$1,082

Operating Income Margin
Reported %	28.2%		5.8%	16.1%	18.3%						17.9%
Adjusted %	17.8%		13.0%	18.7%	21.5%						16.7%
Revised Adjusted %	17.8%		12.8%	18.7%	21.5%						16.7%

Schedule 5.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2018
	Latin America		AMEA		Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$774		$1,360		$2,303	$1,675		$—	$—	$—	$—	$6,112
Divestitures	—		—		—	—		—	—	—	—	—

Adjusted (Non-GAAP)	$774		$1,360		$2,303	$1,675		$—	$—	$—	$—	$6,112
MEA cheese business divestiture	—		(32)		—	—		—	—	—	—	(32)

Revised Adjusted (Non-GAAP)	$774		$1,328		$2,303	$1,675		$—	$—	$—	$—	$6,080

Operating Income
Reported (GAAP)	$92		$177		$367	$(95)		$88	$(91)	$(44)	$(13)	$481
Simplify to Grow Program	27		25		76	35		—	16	—	—	179
Mark-to-market (gains)/losses from derivatives	—		—		—	—		(88)	—	—	—	(88)
Acquisition integration costs	—		2		—	—		—	—	—	—	2
Acquisition-related costs	—		—		—	—		—	—	—	13	13
Impact of pension participation changes	—		—		—	408		—	—	—	—	408
Impacts from resolution of tax matters	—		—		—	—		—	11	—	—	11
CEO transition remuneration	—		—		—	—		—	10	—	—	10
Rounding	—		—		—	—		—	2	—	—	2

Adjusted (Non-GAAP)	$119		$204		$443	$348		$—	$(52)	$(44)	$—	$1,018
Operating income from MEA cheese business divestiture	—		(2)		—	—		—	—	—	—	(2)

Revised Adjusted (Non-GAAP)	$119		$202		$443	$348		$—	$(52)	$(44)	$—	$1,016
Currency	12		(5)		(22)	—		—	4	1	—	(10)

Revised Adjusted @ Constant FX (Non-GAAP)	$131		$197		$421	$348		$—	$(48)	$(43)	$—	$1,006

% Change - Reported (GAAP)	(9.8)%		9.9%		14.3%	(142.2)%		n/m	(13.8)%	0.0%	n/m	(24.4)%
% Change - Adjusted (Non-GAAP)	(0.8)%		0.0%		15.4%	13.7%		n/m	18.8%	0.0%	n/m	12.4%
% Change - Revised Adjusted (Non-GAAP)	(0.8)%		2.5%		15.4%	13.7%		n/m	18.8%	0.0%	n/m	13.0%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	9.2%		0.0%		9.6%	13.7%		n/m	25.0%	2.3%	n/m	11.9%

Operating Income Margin
Reported %	11.9%		13.0%		15.9%	(5.7)%						7.9%
Reported pp change	(0.1	)pp	1.5 pp		1.1 pp	(20.0	)pp					(2.7	)pp
Adjusted %	15.4%		15.0%		19.2%	20.8%						16.7%
Adjusted pp change	1.2 pp		(0.4	)pp	1.1 pp	1.3 pp						1.3 pp
Revised Adjusted %	15.4%		15.2%		19.2%	20.8%						16.7%
Revised Adjusted pp change	1.2 pp		— pp		1.1 pp	1.3 pp						1.3 pp

	For the Three Months Ended June 30, 2017
	Latin America		AMEA		Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$848		$1,394		$2,171	$1,573		$—	$—	$—	$—	$5,986
Divestitures	—		(66)		(44)	—		—	—	—	—	(110)

Adjusted (Non-GAAP)	$848		$1,328		$2,127	$1,573		$—	$—	$—	$—	$5,876
MEA cheese business divestiture	—		(33)		—	—		—	—	—	—	(33)

Revised Adjusted (Non-GAAP)	$848		$1,295		$2,127	$1,573		$—	$—	$—	$—	$5,843

Operating Income
Reported (GAAP)	$102		$161		$321	$225		$(46)	$(80)	$(44)	$(3)	$636
Simplify to Grow Program	18		58		69	39		—	15	—	—	199
Intangible asset impairment charges	—		—		—	38		—	—	—	—	38
Mark-to-market (gains)/losses from derivatives	—		—		—	—		46	—	—	—	46
Malware incident incremental expenses	—		—		2	4		—	1	—	—	7
Divestiture-related costs	—		1		3	—		—	—	—	—	4
Operating income from divestitures	—		(16)		(12)	—		—	—	—	—	(28)
(Gain)/loss on divestitures	—		—		—	—		—	—	—	3	3
(Income)/costs associated with the JDE coffee business transactions	—		—		1	—		—	(1)	—	—	—
Rounding	—		—		—	—		—	1	—	—	1

Adjusted (Non-GAAP)	$120		$204		$384	$306		$—	$(64)	$(44)	$—	$906
Operating income from MEA cheese business divestiture	—		(7)		—	—		—	—	—	—	(7)

Revised Adjusted (Non-GAAP)	$120		$197		$384	$306		$—	$(64)	$(44)	$—	$899

Operating Income Margin
Reported %	12.0%		11.5%		14.8%	14.3%						10.6%
Adjusted %	14.2%		15.4%		18.1%	19.5%						15.4%
Revised Adjusted %	14.2%		15.2%		18.1%	19.5%						15.4%

Schedule 5.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2018
	Latin America	AMEA	Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Mondelēz International
Net Revenue
Reported (GAAP)	$891	$1,542	$2,706	$1,626		$—	$—	$—	$6,765
Divestitures	—	—	—	—		—	—	—	—

Adjusted (Non-GAAP)	$891	$1,542	$2,706	$1,626		$—	$—	$—	$6,765
MEA cheese business divestiture	—	(31)	—	—		—	—	—	(31)

Revised Adjusted (Non-GAAP)	$891	$1,511	$2,706	$1,626		$—	$—	$—	$6,734

Operating Income
Reported (GAAP)	$126	$228	$497	$275		$206	$(64)	$(44)	$1,224
Simplify to Grow Program	39	18	23	29		—	5	—	114
Mark-to-market (gains)/losses from derivatives	—	—	—	—		(206)	—	—	(206)
Acquisition integration costs	—	1	—	—		—	—	—	1
Divestiture-related costs	—	—	—	—		—	(3)	—	(3)
CEO transition remuneration	—	—	—	—		—	4	—	4
Rounding	—	—	—	—		—	(1)	—	(1)

Adjusted (Non-GAAP)	$165	$247	$520	$304		$—	$(59)	$(44)	$1,133
Operating income from MEA cheese business divestiture	—	(6)	—	—		—	—	—	(6)

Revised Adjusted (Non-GAAP)	$165	$241	$520	$304		$—	$(59)	$(44)	$1,127
Currency	6	(10)	(67)	—		—	—	2	(69)

Revised Adjusted @ Constant FX (Non-GAAP)	$171	$231	$453	$304		$—	$(59)	$(42)	$1,058

% Change - Reported (GAAP)	13.5%	26.0%	26.5%	(5.8)%		n/m	(12.3)%	0.0%	48.4%
% Change - Adjusted (Non-GAAP)	14.6%	18.8%	21.5%	(11.4)%		n/m	(28.3)%	0.0%	9.7%
% Change - Revised Adjusted (Non-GAAP)	14.6%	22.3%	21.5%	(11.4)%		n/m	(28.3)%	0.0%	10.3%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	18.8%	17.3%	5.8%	(11.4)%		n/m	(28.3)%	4.5%	3.5%

Operating Income Margin
Reported %	14.1%	14.8%	18.4%	16.9%					18.1%
Reported pp change	1.9 pp	2.7 pp	1.8 pp	(0.8	)pp				5.2 pp
Adjusted %	18.5%	16.0%	19.2%	18.7%					16.7%
Adjusted pp change	2.7 pp	1.5 pp	0.5 pp	(2.1	)pp				0.2 pp
Revised Adjusted %	18.5%	15.9%	19.2%	18.7%					16.7%
Revised Adjusted pp change	2.7 pp	1.8 pp	0.5 pp	(2.1	)pp				0.3 pp

	For the Three Months Ended March 31, 2017
	Latin America	AMEA	Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Mondelēz International
Net Revenue
Reported (GAAP)	$910	$1,491	$2,365	$1,648		$—	$—	$—	$6,414
Divestitures	—	(59)	(77)	—		—	—	—	(136)

Adjusted (Non-GAAP)	$910	$1,432	$2,288	$1,648		$—	$—	$—	$6,278
MEA cheese business divestiture	—	(36)	—	—		—	—	—	(36)

Revised Adjusted (Non-GAAP)	$910	$1,396	$2,288	$1,648		$—	$—	$—	$6,242

Operating Income
Reported (GAAP)	$111	$181	$393	$292		$(51)	$(57)	$(44)	$825
Simplify to Grow Program	33	35	81	51		—	11	—	211
Mark-to-market (gains)/losses from derivatives	—	—	—	—		51	—	—	51
Acquisition integration costs	—	1	—	—		—	—	—	1
Divestiture-related costs	—	1	18	—		—	—	—	19
Operating income from divestitures	—	(10)	(17)	—		—	—	—	(27)
(Income)/costs associated with the JDE coffee business transactions	—	—	(1)	—		—	1	—	—
Impacts from resolution of tax matters	—	—	(46)	—		—	—	—	(46)
Rounding	—	—	—	—		—	(1)	—	(1)

Adjusted (Non-GAAP)	$144	$208	$428	$343		$—	$(46)	$(44)	$1,033
Operating income from MEA cheese business divestiture	—	(11)	—	—		—	—	—	(11)

Revised Adjusted (Non-GAAP)	$144	$197	$428	$343		$—	$(46)	$(44)	$1,022

Operating Income Margin
Reported %	12.2%	12.1%	16.6%	17.7%					12.9%
Adjusted %	15.8%	14.5%	18.7%	20.8%					16.5%
Revised Adjusted %	15.8%	14.1%	18.7%	20.8%					16.4%

Schedule 5.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2017
	Latin America	AMEA	Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,566	$5,739	$9,794	$6,797		$—	$—	$—	$—	$25,896
Divestitures	—	(133)	(137)	—		—	—	—	—	(270)

Adjusted (Non-GAAP)	$3,566	$5,606	$9,657	$6,797		$—	$—	$—	$—	$25,626
MEA cheese business divestiture	—	(132)	—	—		—	—	—	—	(132)

Revised Adjusted (Non-GAAP)	$3,566	$5,474	$9,657	$6,797		$—	$—	$—	$—	$25,494

Operating Income
Reported (GAAP)	$564	$514	$1,610	$1,144		$(96)	$(282)	$(178)	$186	$3,462
Simplify to Grow Program	136	183	263	142		—	53	—	—	777
Intangible asset impairment charges	5	52	11	41		—	—	—	—	109
Mark-to-market (gains)/losses from derivatives	—	—	—	—		96	—	—	—	96
Malware incident incremental expenses	1	2	15	61		—	5	—	—	84
Acquisition integration costs	—	3	—	—		—	—	—	—	3
Divestiture-related costs	—	3	21	—		—	7	—	—	31
Operating income from divestitures	—	(27)	(34)	—		—	—	—	—	(61)
(Gain)/loss on divestitures	—	—	—	—		—	—	—	(186)	(186)
Benefits from resolution of tax matters	(153)	—	(49)	(7)		—	—	—	—	(209)
CEO transition remuneration	—	—	—	—		—	14	—	—	14
Rounding	—	—	—	—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$553	$730	$1,837	$1,381		$—	$(204)	$(178)	$—	$4,119
Operating income from MEA cheese business divestiture	—	(31)	—	—		—	—	—	—	(31)

Revised Adjusted (Non-GAAP)	$553	$699	$1,837	$1,381		$—	$(204)	$(178)	$—	$4,088
Currency	(20)	44	(22)	(4)		—	(2)	1	—	(3)

Revised Adjusted @ Constant FX (Non-GAAP)	$533	$743	$1,815	$1,377		$—	$(206)	$(177)	$—	$4,085

% Change - Reported (GAAP)	107.4%	1.8%	34.4%	1.4%		n/m	1.7%	(1.1)%	n/m	35.6%
% Change - Adjusted (Non-GAAP)	26.5%	12.8%	12.6%	(4.5)%		n/m	4.2%	(1.1)%	n/m	9.2%
% Change - Revised Adjusted (Non-GAAP)	26.5%	15.2%	12.6%	(4.5)%		n/m	4.2%	(1.1)%	n/m	9.5%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	22.0%	22.4%	11.2%	(4.8)%		n/m	3.3%	(0.6)%	n/m	9.4%

Operating Income Margin
Reported %	15.8%	9.0%	16.4%	16.8%						13.4%
Reported pp change	7.8 pp	0.3 pp	4.1 pp	0.6 pp						3.5 pp
Adjusted %	15.5%	13.0%	19.0%	20.3%						16.1%
Adjusted pp change	2.6 pp	1.4 pp	1.6 pp	(0.5	)pp					1.2 pp
Revised Adjusted %	15.5%	12.8%	19.0%	20.3%						16.0%
Revised Adjusted pp change	2.6 pp	1.5 pp	1.6 pp	(0.5	)pp					1.1 pp

	For the Twelve Months Ended December 31, 2016
	Latin America	AMEA	Europe	North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,392	$5,816	$9,755	$6,960		$—	$—	$—	$—	$25,923
Divestitures	(8)	(261)	(371)	(13)		—	—	—	—	(653)

Adjusted (Non-GAAP)	$3,384	$5,555	$9,384	$6,947		$—	$—	$—	$—	$25,270
MEA cheese business divestiture	—	(161)	—	—		—	—	—	—	(161)

Revised Adjusted (Non-GAAP)	$3,384	$5,394	$9,384	$6,947		$—	$—	$—	$—	$25,109

Operating Income
Reported (GAAP)	$272	$505	$1,198	$1,128		$(94)	$(287)	$(176)	$8	$2,554
Simplify to Grow Program	165	144	398	294		—	71	—	—	1,072
Intangible asset impairment charges	2	45	50	39		—	1	—	—	137
Mark-to-market (gains)/losses from derivatives	—	—	—	—		94	—	—	—	94
Acquisition integration costs	—	7	—	—		—	—	—	—	7
Acquisition-related costs	—	—	—	—		—	—	—	1	1
Divestiture-related costs	—	—	86	—		—	—	—	—	86
Operating income from divestitures	(2)	(54)	(89)	(8)		—	—	—	—	(153)
(Gain)/loss on divestitures	—	—	—	—		—	—	—	(9)	(9)
(Income)/costs associated with the JDE coffee business transactions	—	—	(3)	—		—	1	—	—	(2)
(Gain)/loss on sale of intangible assets	—	—	(8)	(7)		—	—	—	—	(15)
Rounding	—	—	—	—		—	1	—	—	1

Adjusted (Non-GAAP)	$437	$647	$1,632	$1,446		$—	$(213)	$(176)	$—	$3,773
Operating income from MEA cheese business divestiture	—	(40)	—	—		—	—	—	—	(40)

Revised Adjusted (Non-GAAP)	$437	$607	$1,632	$1,446		$—	$(213)	$(176)	$—	$3,733

Operating Income Margin
Reported %	8.0%	8.7%	12.3%	16.2%						9.9%
Adjusted %	12.9%	11.6%	17.4%	20.8%						14.9%
Revised Adjusted %	12.9%	11.3%	17.4%	20.8%						14.9%